Exhibit 99.1

X-spine Systems, Inc.

Consolidated Financial Report

(Reviewed)

June 30, 2015

Contents

Financial Statements

Consolidated Balance Sheets (Unaudited)	2-3

Consolidated Statements of Income (Unaudited)	4

Consolidated Statements of Retained Earnings (Unaudited)	5

Consolidated Statements of Cash Flows (Unaudited)	6

Notes to Consolidated Financial Statements (Unaudited)	7-11

X-spine Systems, Inc.

Consolidated Balance Sheets (Unaudited)

June 30, 2015 and 2014

Assets	2015	2014
Current Assets
Cash	$3,000	$50,753
Accounts receivable, net of allowance for doubtful accounts of $390,466 and $45,998	6,972,764	7,786,730
Inventories	12,861,549	10,580,309
Prepaid expense	204,167	93,520
Total current assets	20,041,480	18,511,312

Property and Equipment
Surgical instruments	13,397,083	9,858,901
Machinery and equipment	1,081,250	1,047,048
Furniture and fixtures	834,398	656,209
Total at cost	15,312,731	11,562,158
Accumulated depreciation	(7,779,624)	(5,280,504)
Depreciated cost	7,533,107	6,281,654

Patents and trademarks, net of accumulated amortization of $1,685,774 and $1,412,607	648,882	712,604

Total assets	$28,223,469	$25,505,570

See Notes to Consolidated Financial Statements.

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Liabilities and Shareholders’ Equity	2015	2014
Current Liabilities
Outstanding checks	$148,992	$-
Accounts payable, trade	3,554,107	5,874,504
Accrued liabilities	2,164,180	2,368,753
Notes payable - shareholders	-	10,000,000
Total current liabilities	5,867,279	18,243,257

Long-Term Liabilities
Revolving line of credit	12,867,606	-

Shareholders’ Equity
Class A voting common stock, $500 stated value, 1,000 shares authorized, 200 shares issued and outstanding	100,000	100,000
Class B non-voting common stock, $20,000 stated value, 500 shares authorized, 50 shares issued and outstanding	1,000,000	1,000,000
Additional paid in capital	350,000	350,000
Retained earnings	8,038,584	5,812,313
Total shareholders’ equity	9,488,584	7,262,313

Total liabilities and shareholders’ equity	$28,223,469	$25,505,570

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X-spine Systems, Inc.

Consolidated Statements of Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Revenue	$11,729,509	$12,793,067	$23,954,756	$20,706,023

Cost of revenue	4,234,718	4,624,509	8,525,262	7,299,455

Gross margin	7,494,791	8,168,558	15,429,494	13,406,568

General and administrative expense	6,370,295	5,758,017	13,461,869	10,469,185

Income from operations	1,124,496	2,410,541	1,967,625	2,937,383

Other Expense
Interest expense	86,785	150,000	166,459	300,000

Income before city income tax (benefit) expense	1,037,711	2,260,541	1,801,166	2,637,383

City income tax (benefit) expense	(13,789)	45,210	11,143	77,470

Net income	$1,051,500	$2,215,331	$1,790,023	$2,559,913

See Notes to Consolidated Financial Statements.

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X-spine Systems, Inc.

Consolidated Statements of Retained Earnings (Unaudited)

Six Months Ended June 30, 2015 and 2014

	2015	2014

Balance, January 1,	$7,233,561	$3,589,900
Net income	1,790,023	2,559,913
Shareholders’ distributions	(985,000)	(337,500)
Balance, June 30,	$8,038,584	$5,812,313

See Notes to Consolidated Financial Statements.

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X-spine Systems, Inc.

Consolidated Statements of Cash Flows (Unaudited)

Six Months Ended June 30, 2015 and 2014

	2015	2014
Cash Flows From Operating Activities
Net income	$1,790,023	$2,559,913
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	1,330,185	873,000
Amortization	126,000	138,000
Provisions for bad debts	377,674	(91,150)
Provisions for inventory reserves	180,000	150,000
Gain on disposal of assets	(6,829)	-
Increase (decrease) in cash arising from changes in assets and liabilities:
Accounts receivable	(513,003)	(1,881,990)
Inventories	(565,804)	(2,547,432)
Prepaid expense	(34,582)	32,947
Accounts payable	(701,538)	3,066,666
Accrued liabilities	(246,321)	326,269
Net cash provided by operating activities	1,735,805	2,626,223

Cash Flows From Investing Activities
Proceeds from the sale of assets	7,985	-
Patent and trademark purchases	(81,716)	(104,189)
Purchase property and equipment	(1,191,712)	(2,233,598)
Net cash used in investing activities	(1,265,443)	(2,337,787)

Cash Flows From Financing Activities
Net activity from outstanding checks	(869,604)	-
Net activity on revolving line of credit	1,384,242	-
Dividends paid	(985,000)	(337,500)
Net cash used in financing activities	(470,362)	(337,500)

Net change in cash	-	(49,064)

Cash
Beginning	3,000	99,817

Ending	$3,000	$50,753

Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for:
Interest	$152,743	$300,000
Income taxes	$65,579	$52,324

See Notes to Consolidated Financial Statements.

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X-spine Systems, Inc.

Notes To Consolidated Financial Statements (Unaudited)

Note 1.	Summary of Significant Accounting Policies

Organizational structure: The consolidated financial statements include the accounts of X-spine Sales Corporation (an interest charge domestic international sales corporation), which is a wholly owned subsidiary of X-spine Systems, Inc. (the Company). Significant intercompany balances and transactions have been eliminated in consolidation.

Nature of operations: The Company is engaged in the development, manufacturing and sale of medical devices for use in orthopedic spinal surgeries.

Basis of presentation: The accompanying consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America for interim financial information. Accordingly, they may not include all of the information and disclosures required by accounting principles generally accepted in the United States of America for a complete financial statement presentation. The interim financial statements contained in this report should be read in conjunction with the Company’s audited consolidated financial statements and footnote disclosures for the year ended December 31, 2014.

Use of estimates: The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

Revenue recognition: The Company derives its revenues primarily from the sale of spinal surgery implants used in the treatment of spine disorders. The Company sells its products primarily through its direct sales force and independent distributors. Revenue is recognized when goods are shipped, title and risk of loss has transferred to the buyer, the price is fixed or determinable and recoverability is reasonably assured.

Accounts receivable: Accounts receivable are uncollateralized customer obligations due under normal trade terms requiring payment according to agreed-upon terms, in most cases within 30 days from the invoice date. Accounts receivable are stated at the amount billed to the customer.

The carrying amount of accounts receivable is reduced by a valuation allowance. The Company makes judgments as to its ability to collect outstanding receivables and provides allowance for a portion of receivables when collection becomes doubtful. Provisions are made based upon a specific review of all outstanding invoices, the overall quality and age of those invoices and management assessment of customer credit worthiness.

Inventories: Inventories are stated at the lower of cost or market, with cost determined under the first-in, first-out method. The Company reviews the components of inventory on a periodic basis for excess, obsolete and impaired inventory, and records a reserve for the identified items.

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X-spine Systems, Inc.

Notes To Consolidated Financial Statements (Unaudited)

Note 1.	Summary of Significant Accounting Policies (Continued)

Inventory components at June 30, 2015 and 2014 were as follows:

	2015	2014
Raw materials	$232,990	$94,113
Work in process	89,245	139,993
Finished goods	13,198,680	10,772,637
Inventory reserve	(659,366)	(426,434)
Total	$12,861,549	$10,580,309

Property and equipment: Property and equipment are carried at cost. Expenditures for maintenance and repairs are charged to operations as incurred. Expenditures which significantly extend the lives of assets and major improvements are capitalized. Impairment of asset value is recognized whenever events or changes in circumstances indicate that carrying amounts are not recoverable. Gain or loss on the disposition of property and equipment is reflected in current operations.

Depreciation is computed by the straight-line method for financial reporting purposes over the estimated useful lives of the respective assets. Depreciation expense totaled approximately $1,330,200 and $873,000 for the six months ended June 30, 2015 and 2014, respectively. Depreciation expense totaled approximately $679,600 and $389,600 for the three months ended June 30, 2015 and 2014, respectively. Estimated useful lives are as follows:

Surgical instruments	5 years
Machinery and equipment	3 to 7 years
Furniture and fixtures	3 to 7 years

Patents and trademarks: The cost of patents and trademarks are being amortized on the straight-line method over their useful lives of seven years and tested for impairment whenever events or changes in circumstances indicate that carrying amounts are not recoverable. Amortization expense charged to operations was approximately $126,000 and $138,000 for the six months ended June 30, 2015 and 2014, respectively. Amortization expense charged to operations was approximately $63,000 and $69,000 for the three months ended June 30, 2015 and 2014, respectively.

Shipping and handling costs: Shipping and handling costs for the sale of products are either expensed as incurred and are included in operating expenses or charged to the distributor and reimbursed to the Company. Shipping and handling costs for the six months ended June 30, 2015 and 2014 totaled approximately $452,500 and $349,600, respectively. Shipping and handling costs for the three months ended June 30, 2015 and 2014 totaled approximately $233,900 and $205,400, respectively.

Cost of sales: Cost of sales includes amounts relating to the medical device excise tax effective January 1, 2013. Total expense for the six months ended June 30, 2015 and 2014 totaled approximately $389,800 and $342,200, respectively. Total expense for the three months ended June 30, 2015 and 2014 totaled approximately $197,100 and $222,000, respectively.

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X-spine Systems, Inc.

Notes To Consolidated Financial Statements (Unaudited)

Note 1.	Summary of Significant Accounting Policies (Continued)

Research and development: Research and development expenses include salaries and associated costs, contractor and consultant fees, and supplies and materials. These costs include the Company’s product development, regulatory and clinical functions and the costs for clinical studies and product development projects. The costs incurred with respect to internally developed technology and engineering services are included in research and development expense and are expensed as incurred. Research and development expenses were approximately $932,700 and $1,044,900 for the six months ended June 30, 2015 and 2014, respectively. Research and development expenses were approximately $398,100 and $531,100 for the three months ended June 30, 2015 and 2014, respectively.

Advertising costs: Advertising costs are expensed when incurred and totaled approximately $523,600 and $414,600 for the six months ended June 30, 2015 and 2014, respectively. Advertising costs are expensed when incurred and totaled approximately $201,700 and $194,700 for the three months ended June 30, 2015 and 2014, respectively.

Income taxes: The Company elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code and, accordingly, is not liable for federal or state corporate income taxes. Instead, the shareholders include their respective portion of the Company’s taxable income in their individual income tax returns. The Company makes periodic distributions to its shareholders. The Company is liable for city income taxes. No provisions were deemed necessary for uncertain tax positions. With few exceptions, the Company is no longer subject to income tax examinations by federal, state, local or foreign tax authorities for years before 2012.

Note 2.	Concentrations

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist primarily of cash that exceed federally insured limits and trade accounts receivable. The credit risk with regard to trade accounts receivable is minimized through the ongoing credit evaluations of its customers and the use of allowance for doubtful accounts to recognize potential credit losses when necessary. For the six months ended June 30, 2015, net sales to one customer exceeded 10 percent of the Company’s net sales. Net sales and trade receivables for the one customer at June 30, 2015 totaled approximately $3,967,500 and $139,300, respectively. Net sales and trade receivables for the one customer at June 30, 2014 totaled approximately $2,239,900 and $847,700, respectively. Net sales for the one customer for the three months ended June 30, 2015 totaled approximately $1,673,500. Net sales for the one customer for the three months ended June 30, 2014 totaled approximately $1,905,800.

For the six months ended June 30, 2015, products purchased from the Company’s largest supplier accounted for approximately 20% of product purchases. For the six months ended June 30, 2014, products purchased from the Company’s largest supplier accounted for approximately 21% of product purchases. For the three months ended June 30, 2015, products purchased from the Company’s largest supplier accounted for approximately 20% of product purchases. For the three months ended June 30, 2014, products purchased from the Company’s largest supplier accounted for approximately 52% of product purchases.

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X-spine Systems, Inc.

Notes To Consolidated Financial Statements (Unaudited)

Note 3.	Related-Party Transactions

The supplier referred to in Note 2 is a related entity. Purchases from this entity totaled approximately $1,130,200 and $1,532,700 for the six months ended June 30, 2015 and 2014, respectively. Purchases from this entity totaled approximately $809,200 and $738,800 for the three months ended June 30, 2015 and 2014, respectively. At June 30, 2015 and 2014, trade payables owed to this related party totaled approximately $659,800 and $1,335,900, respectively.

The Company provides various support services to another related party based on a shared services agreement. The amounts of reimbursed costs related to these transactions were approximately $14,600 and $16,700 for the six months ended June 30, 2015 and 2014, respectively. The amounts of reimbursed costs related to these transactions were approximately $2,600 and $1,900 for the three months ended June 30, 2015 and 2014, respectively.

Note 4.	Leases

The Company leases office space and equipment under operating leases. Total rent expense for the six months ended June 30, 2015 and 2014 was approximately $146,500 and $127,000, respectively. Total rent expense for the three months ended June 30, 2015 and 2014 was approximately $70,500 and $64,000, respectively.

Note 5.	Notes Payable

At June 30, 2014, the Company had notes payable with two shareholders for a combined amount of $10,000,000.  The terms of these notes, which bore interest at 6%, required monthly interest payments with the principle balance due at the maturity of each note.  These notes were settled in December 2014 through the Company obtaining the line of credit, as described in Note 6.  Interest on these notes was $300,000 for the six months ended June 30, 2014.  Interest on these notes was $150,000 for the three months ended June 30, 2014.

Note 6.	Line of Credit

The Company has a line of credit for $15,000,000 that bears interest at LIBOR plus 2.5% (2.69% at June 30, 2015), is collateralized by all assets of the Company, and matures in December 2017.  Borrowings against the line of credit were approximately $12,868,000 at June 30, 2015.  The line of credit contains, among other things, covenants which require maintenance of certain financial ratios regarding cash flow leverage and fixed charge coverage, as defined in the agreements.  Interest on the line of credit was approximately $166,400 for the six months ended June 30, 2015. Interest on the line of credit was approximately $86,800 for the three months ended June 30, 2015. In connection with the Company being acquired as described in Note 9, the line of credit was retired.

Note 7.	401(k) Plan

The Company has a 401(k) defined contribution plan covering substantially all employees. Employer contributions to this plan consist of a 3% safe harbor contribution. The Company contributed a safe harbor contribution of approximately $112,400 and $92,400 during the six months ended June 30, 2015 and 2014, respectively. The Company contributed a safe harbor contribution of approximately $52,400 and $49,400 during the three months ended June 30, 2015 and 2014, respectively.

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X-spine Systems, Inc.

Notes To Consolidated Financial Statements (Unaudited)

Note 8.	Commitments and Contingencies

The Company is involved in certain legal matters which have arisen through the normal course of business. These cases are, in the opinion of management, ordinary matters incidental to the normal business conducted by the Company. Management does not believe that the ultimate resolution of these matters will have a material effect on the Company’s consolidated financial position, results of operations or cash flows.

Note 9.	Subsequent Events

On July 31, 2015 the Company’s outstanding stock was acquired by Bacterin International Holdings, Inc., now known as Xtant Medical Holdings, Inc. In connection with the sale, proceeds were used to retire the Company’s line of credit described in Note 6 and the Company’s shareholders received cash and stock in Xtant Medical Holdings, Inc.

The Company has evaluated subsequent events for potential recognition and/or disclosure through August 12, 2015, the date the consolidated financial statements were available to be issued.

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